UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2013 (September 10, 2013)

BMC SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16393	74-2126120
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 CITYWEST BLVD., HOUSTON, TX 77042-2827

(Address of principal executive offices) (Zip Code)

(713) 918-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On September 10, 2013, BMC Software, Inc. (the “Company”) completed its previously announced merger (the “Merger”) with Boxer Merger Sub Inc. (“Merger Sub”), a wholly-owned subsidiary of Boxer Parent Company Inc. (“Parent”), pursuant to that certain Agreement and Plan of Merger, dated as of May 6, 2013 and amended as of July 24, 2013, by and among the Company, Parent and Merger Sub (the “Merger Agreement”). The Company was the surviving corporation in the Merger and, as a result of the Merger, has become a wholly-owned subsidiary of Parent.

Item 1.01.	Entry into a Material Definitive Agreement.

New Credit Facilities

Overview

On September 10, 2013, BMC Software Finance, Inc., a newly formed Delaware subsidiary of Parent and the parent of the Company, as the US Borrower (“US Borrower”), BMC Foreign Holding Company, a newly formed unlimited company incorporated in Ireland and an indirect subsidiary of US Borrower, as the Foreign Borrower (“Foreign Borrower”, and together with the US Borrower, the “Borrowers” and each individually a “Borrower”) and Parent entered into the Credit Agreement, dated as of September 10, 2013 (the “Credit Agreement”), with the Lenders party thereto and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent (“Agent”).

The Credit Agreement provides for (i)(a) US term loans denominated in US Dollars to US Borrower in an aggregate original principal amount of $2,880,000,000 (the “US Term Loans”), and (b) foreign term loans (the “Foreign Term Loans” and, collectively with the US Term Loans, the “Term Loans”) comprised of (x) foreign term loans denominated in US Dollars to Foreign Borrower in an aggregate original principal amount of $335,000,000 (the “Foreign USD Term Loans”) and (y) foreign term loans denominated in Euros to Foreign Borrower in an aggregate original principal amount of €500,000,000 (the “Foreign Euro Term Loans”), in the case of each of the foregoing clauses (a) and (b), under the new senior secured term loan facilities (the “Term Loan Facilities”) and (ii)(a) US revolving loans to US Borrowers of up to $170,000,000 (including letters of credit) (the “US Revolving Loans”) and (b) multicurrency revolving loans to the Borrowers of up to $180,000,000 (including letters of credit), a portion of which may be denominated in US Dollars, Euro, Sterling, Yen, Australian Dollars, Canadian Dollars, New Zealand Dollars, Brazilian Reais, Mexican Pesos, Argentine Pesos, Swiss Francs or other currency that may be agreed (the “Multicurrency Revolving Loans”), under the new senior secured revolving loan facilities (the “Revolving Credit Facilities” and, together with the Term Loan Facilities, the “Credit Facilities”). Concurrently with the consummation of the Merger, the full amount of the Term Loan Facilities was drawn, and no amount under the Revolving Credit Facilities was drawn. The Credit Agreement also permits the Borrowers to establish incremental revolving credit commitments or incur secured or unsecured incremental term loans or notes at any time, from time to time, after the closing subject to the terms and conditions set forth therein.

Interest Rate and Fees

At the Company’s election, the interest rate per annum applicable to the loans under the Credit Facilities will be based on a fluctuating rate of interest determined by reference to either (i) a base rate determined by reference to the higher of (a) the “prime rate” of Credit Suisse AG, Cayman Islands Branch, (b) the federal funds effective rate plus 0.50% and (c) the Eurocurrency rate applicable for an interest period of one month plus 1.00%, plus an applicable margin equal to (x) 3.00%, in the case of the US Term Loans and the Foreign USD Term Loans, (y) 3.00% in the case of the US Revolving Loans or (z) 2.50% in the case of the Multicurrency Revolving Loans or (ii) a Eurocurrency rate determined by reference to LIBOR, adjusted for statutory reserve requirements, plus an applicable margin equal to (w) 4.00%, in the case of the US Term Loans and the Foreign USD Term Loans, (x) 4.50% in the case of the Foreign Euro Term Loans, (y) 4.00% in the case of the US Revolving Loans or (z) 3.5% in the case of the Multicurrency Revolving Loans. The Term Loan Facilities will be subject to a Eurocurrency rate floor of 1.00%. Under the Revolving Credit Facilities, (i) a commitment fee of .50% will accrue on the undrawn amount of the US Revolving Facility and (ii) a facility fee of .50% will accrue on all drawn or undrawn amounts under the Multicurrency Revolving Facility. The applicable margin, commitment fees and facility fees for loans under the Revolving Credit Facilities will be adjusted after each fiscal quarter of the Company commencing with the Company’s first full fiscal quarter after the closing based upon the Company’s first lien net leverage ratio.

Prepayments

Subject to certain exceptions, the Term Loans are subject to mandatory prepayments in amounts equal to: (1) 100% of the net proceeds (determined by taking into account any indebtedness secured pari passu with the Term Loan Facilities that is prepaid with such net cash proceeds) from certain non-ordinary course sales or other dispositions of assets including sale-leasebacks and casualty or condemnation by the US Borrower or any Restricted Subsidiaries (as defined in the Credit Agreement) in excess of a certain amount and subject to customary reinvestment provisions and certain other exceptions; (2) 100% of the net cash proceeds from the issuance or incurrence of debt by the US Borrower or any Restricted Subsidiaries (other than indebtedness permitted by the Credit Facilities); and (3) beginning with the first full fiscal year after the closing, 50% (with step-downs to 25% and 0% based upon achievement of specified first lien net leverage ratios) of annual excess cash flow of the US Borrower and the Restricted Subsidiaries. Subject to certain prepayment premiums and penalties and the payment of customary “breakage” costs, the Company may voluntarily prepay outstanding loans at any time.

Amortization

The Term Loan Facilities initially have a seven-year maturity and the Revolving Credit Facilities initially have a five-year maturity, each of which may be extended in accordance with the terms therein. The principal amount of the Term Loan Facilities amortizes in quarterly installments equal to 0.25% of the original principal amount of the Term Loan Facilities beginning at the end of the second full fiscal quarter after the closing, with the balance payable at maturity.

Guaranty and Security

In connection with the Credit Facilities, (i) Parent entered into a Holdco Guaranty, dated as of September 10, 2013, in favor of the Agent and (ii) certain US Subsidiary Loan Parties (as defined in the Credit Agreement) entered into a US Subsidiary Guaranty, dated as of September 10, 2013, in favor of the Agent, in each case pursuant to which Parent and such US Subsidiary Loan Parties, respectively, guaranteed the obligations of each of the Borrowers under the Credit Facilities and certain swap agreements and cash management arrangements provided to the Borrowers and their subsidiaries by any lender party to the Credit Facilities or any of its affiliates. In connection with the Credit Facilities, (i) the direct parent companies of the Foreign Borrower entered into a Foreign Parent Guaranty, dated as of September 10, 2013, in favor of the Agent and (ii) certain Foreign Subsidiary Loan Parties (as defined in the Credit Agreement) entered into a Foreign Subsidiary Guaranty, dated as of September 10, 2013, in favor of the Agent, in each case pursuant to which such parent entities and such Foreign Subsidiary Loan Parties guaranteed obligations of the Foreign Borrower under such Credit Facilities and certain swap agreements and cash management arrangements provided to Foreign Borrower and its subsidiaries by any lender party to the Credit Facilities or any of its affiliates.

In connection with the Credit Facilities, the US Borrower, Parent, and certain US Subsidiary Loan Parties entered into a Security Agreement (the “US Security Agreement”), dated as of September 10, 2013, in favor of the Agent and the Foreign Borrower and certain other Foreign Loan Parties (as defined in the Credit Agreement) entered into foreign security documents, each dated as of September 10, 2013, in favor of the Agent, governed by the laws of such Foreign Loan Parties’ jurisdiction or incorporation and organization (the “Foreign Security Agreements”). Pursuant to the US Security Agreement, amounts borrowed by the Borrowers under the Credit Facilities and any swap agreements and cash management arrangements provided by any lender party to the Credit Facilities or any of its affiliates are secured on a first priority basis by a perfected security interest in substantially all of the tangible and intangible assets (subject to certain exceptions) of the US Borrower, Parent and each US Subsidiary Loan Party party thereto, including U.S. registered intellectual property and all of the capital stock of each of the US Borrower’s direct and indirect wholly-owned material Restricted Subsidiaries, including the US Borrower (limited (other than in respect of the pledge of the capital stock of the Foreign Parent Loan Parties (as defined in the Credit Agreement) in support of the foreign obligations, to 65% of the capital stock of first tier foreign subsidiaries and domestic foreign holding companies). Pursuant to the Foreign Security Agreements, amounts borrowed by Foreign Borrower under the Credit Facilities and any swap agreements and cash management arrangements provided to Foreign Borrower and its subsidiaries by any lender party to the Credit Facilities or any of its affiliates are secured on a first priority basis by a perfected security interest in substantially all of the tangible and intangible assets (subject to certain exceptions) of the Foreign Borrower, Foreign Parent Loan Parties and each Foreign Subsidiary Loan Party party thereto, including registered intellectual property and all of the capital stock of each of the Foreign Borrower’s direct and indirect wholly-owned material Restricted Subsidiaries, including the Foreign Borrower.

Certain Covenants and Events of Default

The Credit Facilities contain a number of customary affirmative and negative covenants that, among other things, will limit or restrict the ability of the Borrowers and each Restricted Subsidiary, subject to certain exceptions, to: incur additional indebtedness (including guarantee obligations); incur liens; engage in mergers, consolidations, liquidations and dissolutions (other than pursuant to the transactions contemplated by the Merger Agreement); sell assets; pay dividends and make other payments in respect of capital stock; make acquisitions, investments, loans and advances; pay and modify the terms of certain indebtedness; engage in certain transactions with affiliates; enter into negative pledge clauses and clauses restricting subsidiary distributions; and change its line of business.

In addition, under the Revolving Credit Facilities, the US Borrower and its Restricted Subsidiaries will be required to not exceed a specified first lien net leverage ratio in the event that amounts outstanding under the Revolving Credit Facilities, (excluding issued and undrawn letters of credit) exceed 30% of the commitments under the Revolving Credit Facilities as of the end of any fiscal quarter. The financial covenant is subject to customary equity cure rights.

The Credit Facilities contain customary events of default, including nonpayment of principal, interest, fees or other amounts; material inaccuracy of a representation or warranty when made; violation of a covenant; cross-default to material indebtedness; bankruptcy events; material unsatisfied monetary judgments; actual or asserted invalidity of any loan document and material impairment of the security and/or guarantees; and a change of control. The Company’s ability to borrow under the Credit Facilities will be dependent on, among other things, its compliance with the above-described financial ratio. Failure to comply with this ratio or the other provisions of the Credit Facilities (subject to certain grace periods and customary cure rights) could, absent a waiver or an amendment from the lenders under such agreement, restrict the availability of the Revolving Credit Facility and permit the acceleration of all outstanding borrowings under the Credit Agreement.

Certain Relationships

The lenders under the Credit Agreement and their affiliates have in the past engaged, and may in the future engage, in transactions with and perform services, including commercial banking, financial advisory and investment banking services, for the Company and its affiliates in the ordinary course of business for which they have received or will receive customary fees and expenses.

Notes Purchase Agreement

On September 10, 2013, BMC Software Finance, Inc. (“BMC Finance”) and the Guarantors (as defined below), including the Company, entered into a Joinder Agreement (the “Purchase Agreement Joinder”) to the Purchase Agreement, dated August 7, 2013 (the “Purchase Agreement”) among BMC Finance and the several purchasers named in the schedule thereto (the “Purchasers”), relating to the issuance and sale by BMC Finance to the Purchasers of $1,625,000,000 in aggregate principal amount of BMC Finance’s 8.125% Senior Notes due 2021 (the “Notes”) pursuant to which the Guarantors became party to the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties, agreements, indemnification obligations, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations and termination provisions of BMC Finance, certain of its subsidiaries, including the Company, and the Purchasers.

Indenture

Overview

As previously disclosed, on August 21, 2013, BMC Finance completed the private placement of $1,625,000,000 aggregate principal amount of the Notes to the Purchasers for resale by the Purchasers to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside the United States under Regulation S of the Securities Act. The Notes were issued pursuant to an indenture (the “Indenture”), dated as of August 21, 2013, by and between BMC Finance and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”). On September 10, 2013, BMC Finance, each of the entities listed on the schedule to the Indenture, including the Company (the “Guarantors”) and the Trustee entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture pursuant to which the Guarantors assumed all of the obligations of BMC Finance as issuer of the Notes.

Interest; Ranking; Guarantees; Security

The Notes will mature on July 15, 2021, and bear interest at a rate of 8.125% per annum, payable semi-annually in cash in arrears on January 15 and July 15 of each year, beginning on January 15, 2014. The Notes are senior obligations of BMC Finance and will be guaranteed by the Guarantors.

Optional Redemption

The Notes will be redeemable, in whole or in part, at any time on or after July 15, 2016, at the redemption prices specified in the Indenture, together with accrued and unpaid interest, if any, to the redemption date. The Notes will be redeemable, in whole or in part, at any time prior to July 15, 2016, at a price equal to 100% of the aggregate principal amount thereof plus a make-whole premium and accrued and unpaid interest, if any, to the redemption date.

Change of Control

Upon the occurrence of a change of control as specified in the Indenture, BMC Software must offer to purchase the Notes at a redemption price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

Covenants and Events of Default

The terms of the Indenture, among other things, limit the ability of BMC Software and its restricted subsidiaries’ ability to (i) incur additional indebtedness and guarantee indebtedness, (ii) pay dividends or make other distributions in respect of, or repurchase or redeem, capital stock, (iii) prepay, redeem or repurchase certain debt, (iv) make loans and investments, (v) sell or otherwise dispose of assets, (vi) sell stock of our subsidiaries, (vii) incur liens, (viii) enter into transactions with affiliates, (ix) enter into agreements restricting its subsidiaries’ ability to pay dividends and (x) consolidate, merge or sell all or substantially all of its assets.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

Item 1.02. Termination of a Material Definitive Agreement

On September 10, 2013, in connection with the consummation of the Merger, the Company terminated (i) that certain Credit Agreement, dated as of November 30, 2010, by and among the Company, as the Borrower, the lender parties thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank N.A., as Syndication Agent, and Barclays Bank plc, Deutsche Bank AG New York Branch and The Royal Bank of Scotland plc, as Co-Documentation Agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Sole Lead Arranger and Sole Book Manager, and (ii) that certain Credit Agreement, dated as of

November 21, 2012, by and among the Company, as the Borrower, Bank of America, N.A., as Administrative Agent and Lender, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Sole Lead Arranger and Sole Book Manager, in each case including any amendments thereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2013

BMC SOFTWARE, INC.

By:	/s/ Christopher C. Chaffin
	Name:	Christopher C. Chaffin
	Title:	Vice President, Deputy General Counsel & Asst. Secretary